Exhibit 10.26

Comprehensive Credit Line Contract

Contract No.: H.X.H.F.Z.Z. No. 20171026001

Party A: Guangdong Huaxing Bank Co., Ltd. Huizhou Branch

Address: 1/F and 2/F, Qiangli Business Building, No. 6, Yanda Avenue, Huicheng District, Huizhou City

Tel.: 0752-3128618                         Fax: 0752-3128615

Person in Charge: Meng Yi                  Position: President

Party B: Huizhou Highpower Technology Co. Ltd.

Address: Xinhu Industrial Development Area, Ma’an Town, Huicheng District, Huizhou City

Tel.:                                           Fax:

Legal Representative: Pan Dangyu           Position: President

In accordance with relevant laws, Party A and Party B make and enter into this Contract upon unanimity through consultation and both parties are willing to abide by all terms and conditions of this Contract .

Article 1 Contents of Comprehensive Credit Line

1. Contents of comprehensive credit line:

(Equivalent to) RMB (in words) sixty million only.

Exchange rates of currencies other than RMB shall be converted according to the foreign exchange rate published by Party A when a specific business actually occurs.

2. Term of comprehensive credit line: from October 26, 2017 to September 27, 2018. Use method during this period:

☑ Comprehensive credit line may be revolved. The revolved method, amount and term shall be determined by Party A and Party B through consultation. However, the sum of all outstanding credit line balances used shall not exceed the amount of comprehensive credit line.

□ Comprehensive credit line may not be revolved.

The commencement date of each specific business term under the credit line shall be within the credit term. The expiry date whether in or out of the credit term shall be specified in a specific business contract.

If Party A does not issue any credit line to Party B prior to March 27, 2018, the comprehensive credit line shall be automatically terminated.

Article 2 Transfer of Credit under the Line

Party B agrees to transfer the credit line to the following a third party to use (in other words, the following object may use the credit line), and Party B shall undertake the joint guarantee liability for the principal, interest, default interest and compound interest of all the debts (including contingent liabilities) under the line, and the expenses for realization of the creditor’s right (including but not limited to legal cost, attorney fee, notary fee and execution fee), and other losses and expenses caused to Party A due to the debtor’s breach of contract. The guarantee period shall be from the date of effectiveness of the specific credit contract to two years after the expiration of the debt performance term specified in the credit contract (including acceleration of maturity of debt).

The specific credit-transferred object and amount are as follows:

1.       /            (Credit Transferee), amount: (equivalent to)       /       (currency) (in words)       /       ;

2.       /           (Credit Transferee), amount: (equivalent to)       /       (currency) (in words)       /       ;

3.       /           (Credit Transferee), amount: (equivalent to)       /       (currency) (in words)       /       ;

4.                                                         /

Article 3 This Contract is formulated under the laws of the People’s Republic of China and it shall apply to the laws of the People’s Republic of China. In case of any dispute during the execution of this Contract, both parties shall make settlement through consultation or mediation; where a dispute cannot be settled through consultation or mediation, it shall be settled according to the method set forth in the following 1:

1. to initiate a lawsuit in the people’s court at the location where Party A is located.

2. to apply the       /        arbitration commission for arbitration.

3.                     /                     .

Article 4 Enforcement of Notarization

□ Both Parties agree to handle enforcement of notarization for this Contract.

If Party B does not perform or does not completely perform its obligations specified herein after enforcement of notarization of this Contract is handled by both parties, Party A shall have the right to apply to the original notary public for an enforcement certificate, and holding the original notarial certificate and the enforcement certificate, apply to the competent people’s court (the people’s court at the location where the person subject to enforcement lives or where the property of the person subject to enforcement is located) for enforcement.

☑No enforcement of notarization shall be handled for this Contract.

Article 5 Other provisions agreed by Party A and Party B:                                            /

Article 6 This Contract is made out in two (2) originals for Party A holding one (1), and Party B,      /    ,      /    and       /     each holding one (1), which shall be equally authentic.

Article 7 Comprehensive Credit Granting Method

The credit granting method of comprehensive credit line shall include but not be limited to:

Loan, bank lending, bill acceptance and discount, overdraft, factoring, security, loan commitment and opening of L/C.

The specific credit granting method shall be subject to the specific business contract concluded and signed by both parties.

Article 8 Use of Comprehensive Credit Line

When Party B needs to use the comprehensive credit line, it must submit an application. Upon examination and approval by Party A, both parties shall enter into a specific business contract.

Article 9 Representations, Warranties and Commitments of Party B

1. Party B is a company with good reputation duly established and validly existing within the jurisdiction of the location where it is located. Party B has all corporate rights and has obtained the government license and approval for conducting its current business.

2. Party B has lawful power, right and authorization to sign, deliver and execute this Contract. This Contract constitutes an agreement binging upon Party B and shall be executed by Party B according to the terms and conditions of this Contract.

3. Party B ensures that all the application materials provided to Party A are true, complete, legitimate and effective and exclude any false record, misleading statement or major omission.

4. Party B hereby undertakes to perform its all obligations hereunder by ways of goodwill. Without Party A’s written consent in advance, Party B may not conduct any behavior (including those which should be done and which may not be done) which may endanger the realization of claim under this Contract.

5. Party B hereby makes commitments, if Party B changes its domicile, mailing address, telephone number, business scope, legal representative or other relevant items, it shall notify Party A in writing within ten days after the change. In the event that Party B fails to perform the said notification obligation, the notices and documents given by Party A according to the original mailing address shall be deemed to have been served.

6. Party B hereby confirms that it has carefully read, fully known and understood all terms and conditions of this Contract and conclusion of this Contract is the representation of its true meaning. When this Contract is concluded and signed, Party B has not violate any law, regulation and rule for environmental protection, energy conservation and emission reduction, and pollution reduction, and Party B promises to strictly abide by such laws, regulations and rules after the conclusion of this Contract.

Article 10 Special provisions on granting to group customers and affiliated transactions

I. A group customer means an enterprise or public institution legal person who has the following features:

1. It directly or indirectly controls or is directly or indirectly controlled by another enterprise or public institution legal person in respect of stock right or management;

2. It is jointly controlled by a third party enterprise or public institution legal person;

3. Its principal individual investor, key manager or a close family member (including lineal blood relationship within three generations and collateral blood relationship within two generations) commonly directly or indirectly controls;

4. It has other affiliated relationship and may transfer the assets and profits not on the basis of fair price, which should be deemed as credit management by a customer group.

5II. If Party B is a customer group, it shall give a written report to Party A within ten days after the date of affiliated transaction of over 10% of net assets. The report contents shall include the affiliated relation between the transaction parties, transaction item and nature, transaction amount or relevant proportion, and the pricing policy (including no-money involved transaction or only symbolic-money involved transaction).

Article 11 Event of Default and Liability for Breach of Contract

I. Event of default

Under any one of the circumstances, an event of default shall be deemed as having occurred:

1. Party B violates agreed obligations under this Contract or any specific business contract during the validity of this Contract, or Party B expressly indicates or indicates through its acts that it does not perform the agreed obligations under this Contract or any specific business contract during the validity of this Contract;

2.The relevant certificates and documents submitted by Party B to Party A or the representations, warranties and commitments made by Party B are not true, not accurate or not complete, or have false record, misleading statement or major omission;

3. Party B conceals some important true information, or fails to coordinate Party A’s investigation, examination and inspection;

4. Party B changes the purpose of the loan funds without authorization, or conducts illegal transactions by use of the loan or bank loans;

5. Party B violates any other similar contract (including but not limited to credit contract, loan contract and guarantee contract) concluded and signed with Party A or with any third party, or debt securities issued by Party B, or any dispute arising from such contract or securities is under litigation or arbitration;

6. Party B’s guarantor violates the guarantee contract (including but not limited to guarantee contract, mortgage contract and pledge contract) or has any breach of the guarantee contract, or the guarantee contract has not taken effect, is invalid or is canceled;

7. Party B has any one of the following behaviors, being negligent in managing and claiming the creditor’s right due, or disposing and transferring its main properties free of charge, or at unreasonable low price or by other improper means, or escaping debts;

8. Party B illegally get funds or credit from Party A or other banks by using a false contract and arrangement with a third party (including but not limited to Party B's affiliated parties), including but not limited to pledge or discount of the notes receivable and other claims without actual trading background;

9. Party B evades bank claims through affiliated transactions or by other means;

10. Party B's operation conditions go into major problems, such as deterioration of financial conditions, serious financial losses, loss of assets (including but not limited to loss of assets caused due to external guarantee) or other financial crisis;

11. Party B has any illegal management behavior, and is subject to administrative punishment or criminal sanction, or is being investigated by relevant authorities, or is likely to be subject to administrative punishment or criminal sanction;

12. Party B has the following changes, such as division, consolidation, major merger, acquisition and reconstruction, disposal of major assets, reduction of capital, liquidation, reorganization, being announced bankruptcy or being dissolved;

13. Party B's controlling shareholder or actual controller is changed that Party A thinks having affected or likely to affect realization of creditor's rights hereunder; or there is any significant event of Party B's controlling shareholder, actual controller, legal representative or senior management personnel, including but not limited to due to illegal management behavior, subject to administrative punishment or criminal sanction, or being investigated by relevant authorities, or likely to be subject to administrative punishment or criminal sanction, or is involved in a lawsuit or arbitration case, or serious deterioration of financial conditions, being announced bankruptcy or dissolved;

14. There is adverse change to the industry where Party B is located, which Party A thinks having affected or likely to affect realization of creditor's rights hereunder;

15. Party B fails to handle settlement or deposit or relevant business with Party A according to provisions;

16. Other circumstances related to Party B which endanger or likely to endanger realization of creditor’s right hereunder.

II. Liability for breach of contract

In case of any default event as set forth in Clause I of this Article, Party A shall have the right to take one or more of the following actions:

1. to adjust, cancel or terminate the comprehensive credit line hereunder, or to adjust the valid period of the line;

2. to announce immediate maturity of all or part of Party B's debts hereunder; to demand Party B to immediately repay all or part of the credit line used;

3. to demand Party B to add security or take other measures to ensure Party A’s lawful rights and interests not infringed;

4. to make deduction directly from the account of Party B and the guarantor to repay all the debts under this Contract and the specific business contract (including the debts Party A requests for prepayment), without obtaining Party B’s consent in advance;

5. to exercise the suretyship, ask the surety to perform suretyship liability, or realize claim through disposal of the mortgaged property and/or pledged property.

Article 12 Anti-corruption and Anti-bribery

1. Both parties of this Contract know and are willing to strictly abide by the anti-corruption and anti-bribery laws and regulations of the People's Republic of China.

2. One party hereto or the agent of one party hereto shall not give or promise to give non-agreed unjust benefits of any form, including but not limited to cash, negotiable securities, shopping card, gifts and tourism, to the other party's main principal, agent or other related personnel, nor ask for unjust benefits of any form from the other party's main principal, agent or other related personnel. Otherwise, the party concerned shall make compensation for the other party's all losses arising therefrom once it is detected.

3. “Other affiliated personnel” referred to in sub-clause 2 of this Article means the personnel directly or indirectly related to the business hereunder other than the other party's main principal and agent, including but not limited to the family members and friends of the other party's main principal and agent.

Article 13 Confirmation of Address for Service

Party A and Party B agree as follows on the service address and legal consequences of various notices, agreements and documents concerned herein, and relevant documents and legal documents of disputes hereunder:

1. Party A confirms that its effective address for service is: 1/F and 2/F, Qiangli Business Building, No. 6, Yanda Avenue, Huicheng District, Huizhou City.

2. Party B confirms that its effective address for service is: Xinhu Industrial Development Area, Ma’an Town, Huicheng District, Huizhou City.

3. The scope of use of such address for service shall include service of various notices, agreements and documents during litigation between both parties, and service of relevant documents and legal documents of disputes hereunder, including service during first instance, second instance, re-instance and executive procedures after the dispute enters civil procedures.

4. Should Party A's address for service be changed, Party A shall perform the duty of notification and notify Party B in written form; should Party B's address for service be changed, Party B shall perform the duty of notification and notify Party A in written form.

If one party fails to perform the duty of notification pursuant to the preceding paragraph, the address for service confirmed by both parties shall be deemed as the effective address for service. If any legal document fails to be actually received by the party concerned after it is posted because the service for address provided or confirmed is untrue or the party concerned does not perform the duty of notification to the other party and the court after change of the address for service, or the party concerned or its designated person refuses to sign in the document, the date of return of the document shall be deemed as the date of service; if sent directly, the date when the person serving the document records in the service receipt on the spot shall be deemed as the date of service; when the duty of notification on change of the address for service is performed, the address for service changed shall be deemed as the effective address for service. The court may send a legal document directly to the address for service specified by both parties in this Contract, and the document shall be deemed as being served even if one party fails to receive the legal document posted by the court.

5. After a dispute enters the civil procedures, if the address confirmed by any party responding the lawsuit and given in the letter of confirmation of address for service directly submitted to the court is different from that confirmed prior to this lawsuit, the address for service submitted to and confirmed by the court shall be adopted.

Article 14 This Contract shall come into force upon the signature of all the parties (signed or sealed by the authorized signatories and affixed with official seal).

Seal of Party A: Guangdong Huaxing Bank Co., Ltd. Huizhou Branch (Seal)

Signature of Person in Charge or Authorized Agent:

Oct. 26, 2017

Seal of Party B: Huizhou Highpower Technology Co. Ltd. (Seal)

Signature of Legal Representative or Authorized Agent: Pan Dangyu (Signature)

Oct. 26, 2017